Exhibit 99.1

Comstock Updates on Business Commercialization, Investments and Real Estate Sales

VIRGINIA CITY, NEVADA, September 19, 2024 – Comstock Inc. (NYSE American: LODE) (“Comstock”) a leader in hard technology developments enabling clean energy, recently announced new revenue contracts for its solar panel recycling business, an international equity partnership with revenue and royalty generating agreements for its low carbon, lignocellulosic fuels business, certain asset sales and an indicative term sheet for $325 million in gross funding through SBC Commerce LLC (“SBCC”), a U.S. based, globally positioned, private equity group. Today, the Company announced an additional convertible debt financing of $3.5 million, with an option for an additional $1.5 million, to provide the liquidity and capacity to continue the fast pace of commercial transaction execution in the fuels and metals segments. The remainder of the Comstock’s convertible debt has been either converted, redeemed or extinguished.

“Our commercialization pipelines have grown, broadened and accelerated as our teams have been effective in demonstrating our remarkable, commercial-ready clean technologies, that are now translating into real market adoptions,” said Corrado De Gasperis, Executive Chairman and CEO of Comstock Inc. “We raised additional capital with trusted partners to ensure that we maintain and accelerate our current commercialization pace and carefully structured this deal with higher, near term conversion premiums (initially 200% of yesterday’s close), full redemption rights, and a prohibition on any variable rate equity lines, all in a thoughtful effort to minimize dilution.”

The SBCC transactions are progressing and subject to final structuring, documentation, due diligence and applicable regulatory approvals. This term sheet represents a combination of direct investments and certain asset sales that recognizes significant valuations, nearly $500 million in management’s estimates, for the Company’s three businesses and positions essential growth capital to accelerate the commercialization of its fuels, metals and mining businesses. Comstock will announce each of the transactions as the definitive structures and agreements are finalized and funded.

Comstock Fuels offers advanced lignocellulosic biomass refining solutions that produce market-leading yields of cellulosic ethanol, gasoline, renewable diesel, sustainable aviation fuel, and other renewable fuels at extremely low carbon intensities (15 grams of carbon dioxide equivalent per megajoule of energy (gCO2e/MJ), that are proven to produce up to 125 GGEs per dry metric ton of feedstock on a GGE basis, depending on feedstock, lignin content, site conditions, and other parameters. Comstock is currently planning to build, own, and operate its first four U.S. facilities.

Comstock Metals has now received materials from new, local, regional and nationally recognizable customers where they coordinated and enabled the decommissioning of these end-of-life panels from their facilities and coordinated the transportation of these panels to its permitted facility in Nevada where the materials will be processed and recycled.

“We are meticulously planning, organizing, and coordinating with SBCC and it is important that we complete certain prerequisites for ourselves and our capital partners, in terms of certain tax-efficient entity reorganization and other customary realignments before taking in any of the committed funds. We are pleased and excited with the collaboration and progress and are confident about closing these transactions over the coming months,” concluded De Gasperis.

About Comstock Inc.

Comstock Inc. (NYSE: LODE) commercializes innovative technologies that contribute to global decarbonization and the clean energy transition by efficiently converting under-utilized natural resources, primarily, woody biomass into low-carbon renewable fuels, end-of-life metal extraction and renewal, and generative AI-enabled advanced materials synthesis and mineral discovery for sustainable mining. To learn more, please visit www.comstock.inc.

Comstock Social Media Policy

Comstock Inc. has used, and intends to continue using, its investor relations link and main website at www.comstock.inc in addition to its Twitter, LinkedIn and YouTube accounts, as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

CONTACTS:

For investor inquiries:

RB Milestone Group LLC

Tel (203) 487-2759

ir@comstockinc.com

For media inquiries or questions:

Comstock Inc., Zach Spencer

Tel (775) 847-7532

questions@comstockinc.com

Forward Looking Statements

This press release and any related calls or discussions may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “should,” “intend,” “may,” “will,” “would,” “potential” and similar expressions identify forward-looking statements but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: future market conditions; future explorations or acquisitions; future changes in our research, development and exploration activities; future financial, natural, and social gains; future prices and sales of, and demand for, our products and services; land entitlements and uses; permits; production capacity and operations; operating and overhead costs; future capital expenditures and their impact on us; operational and management changes (including changes in the Board of Directors); changes in business strategies, planning and tactics; future employment and contributions of personnel, including consultants; future land and asset sales; investments, acquisitions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives, including the nature, timing and accounting for restructuring charges, derivative assets and liabilities and the impact thereof; contingencies; litigation, administrative or arbitration proceedings; environmental compliance and changes in the regulatory environment; offerings, limitations on sales or offering of equity or debt securities, including asset sales and associated costs; business opportunities, growth rates, future working capital, needs, revenues, variable costs, throughput rates, operating expenses, debt levels, cash flows, margins, taxes and earnings. These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments, and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in our filings with the SEC and the following: adverse effects of climate changes or natural disasters; adverse effects of global or regional pandemic disease spread or other crises; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, and lithium, nickel and cobalt recycling, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration, metal recycling, processing or mining activities; costs, hazards and uncertainties associated with precious and other metal based activities, including environmentally friendly and economically enhancing clean mining and processing technologies, precious metal exploration, resource development, economic feasibility assessment and cash generating mineral production; costs, hazards and uncertainties associated with metal recycling, processing or mining activities; contests over our title to properties; potential dilution to our stockholders from our stock issuances, recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting our businesses; permitting constraints or delays; challenges to, or potential inability to, achieve the benefits of business opportunities that may be presented to, or pursued by, us, including those involving battery technology and efficacy, quantum computing and generative artificial intelligence supported advanced materials development, development of cellulosic technology in bio-fuels and related material production; commercialization of cellulosic technology in bio-fuels and generative artificial intelligence development services; ability to successfully identify, finance, complete and integrate acquisitions, joint ventures, strategic alliances, business combinations, asset sales, and investments that we may be party to in the future; changes in the United States or other monetary or fiscal policies or regulations; interruptions in our production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, lithium, nickel, cobalt, cyanide, water, diesel, gasoline and alternative fuels and electricity); changes in generally accepted accounting principles; adverse effects of war, mass shooting, terrorism and geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the Securities and Exchange Commission; potential inability to list our securities on any securities exchange or market or maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows, or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Neither this press release nor any related calls or discussions constitutes an offer to sell, the solicitation of an offer to buy or a recommendation with respect to any securities of the Company, the fund, or any other issuer.